UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 25, 2008
EASTON-BELL SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)
7855 Haskell Avenue
Van Nuys, CA 91406

(Address of Principal Executive Offices) (Zip Code)

(818) 902-5800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Company is filing this amendment to Item 5.02 of the Company’s Current Report on Form 8-K filed on March 7, 2008 to clarify the circumstances of the previously reported departure of Mark Genender from its board of directors. Mr. Genender resigned from the board of directors of the Company, including its parent companies and subsidiaries, in connection with his resignation from Fenway Partners, LLC. Mr.Genender was not removed from his position as indicated in the Company’s original Current Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.

Date: March 25, 2008	By:	/s/ Mark Tripp

	Name:	Mark Tripp
	Title:	Chief Financial Officer, Senior Vice President of Finance and Treasurer